# LIBERTY ALL–STAR® GROWTH FUND

1st Quarter | March 31, 2017

ASG

LIBERTY ALL-STAR® GROWTH FUND, INC.
 Period Ended March 31, 2017 (Unaudited)

Fund Statistics	1st Quarter 2017
Net Asset Value (NAV)	$5.12
Market Price	$4.54
Discount	-11.3%
Distribution*	$0.10
Market Price Trading Range	$4.17 to $4.63
Premium/(Discount) Range	-10.4% to -13.3%

Performance
Shares Valued at NAV with Dividends Reinvested	9.00%
Shares Valued at Market Price with Dividends Reinvested	10.99%
Dow Jones Industrial Average	5.19%
Lipper Multi-Cap Growth Mutual Fund Average	8.77%
NASDAQ Composite Index	10.13%
Russell Growth Benchmark	7.28%
S&P 500® Index	6.07%

*
Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on Form 1099-DIV for 2017.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The return shown for the Lipper Multi-Cap Growth Mutual Fund Average is based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns shown for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Benchmark and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 19.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	April 2017

Building on fourth quarter post-election momentum—while departing entirely from the way markets opened 2016—stocks posted solid gains for the first quarter of 2017.

Investors may recall that a year ago U.S. equity markets got off to their worst 10-day start in history before rebounding in mid-February and closing the quarter with flattish returns. This year, stocks bolted from the gate, with the S&P 500® Index, the Dow Jones Industrial Average (DJIA) and the NASDAQ Composite Index all setting records throughout January and continuing for most of the quarter. On January 25, the DJIA closed above 20,000 for the first time, just 42 trading days after hitting 19,000. The same index opened March with a 303-point gain, which propelled it to close above 21,000 for the first time; the 1,000-point rise from 20,000 was achieved in a record-tying 24 trading sessions. The S&P 500® closed on March 3 with its sixth consecutive week of gains. March was not without some setbacks, however, as the DJIA declined for eight straight trading days into March 27, while the S&P 500® absorbed its biggest weekly loss since early November.

For the quarter, the S&P 500® returned 6.07 percent, the DJIA advanced 5.19 percent and the NASDAQ gained 10.13 percent. The CBOE Volatility Index, Wall Street’s so-called “fear gauge”, posted its lowest quarterly average on record, as reported by The Wall Street Journal. The rally’s leadership changed over the course of the quarter, with financials and industrials pulling back from their early gains to moderately underperform over the three-month period. Energy was the laggard, as it closed lower over the quarter.

Among key growth benchmarks, the broad market Russell 3000® Growth Index returned 8.63 percent for the quarter. Among market capitalization indices, the Russell 1000® Growth Index (large cap) returned 8.91 percent while the Russell Midcap® Growth Index returned 6.89 percent. Small cap stocks, as represented by the Russell 2000® Growth Index, returned 5.35 percent.

The ebullient mood on Wall Street clearly reflected investors’ hopes for Trump campaign promises of lower taxes, deregulation and infrastructure spending. But data gave a substantive foundation to their hopes for a stronger economy. The Institute of Supply Management’s manufacturing index rose to its highest level of 2016 in December, and in early January the Department of Labor reported that the U.S. added 155,000 new nonfarm jobs (also in December). The employment news got better as the first quarter progressed, as jobs grew by 216,000 in January and 219,000 in February.

Blended into all the positive news, the Department of Commerce reported that GDP rose a tepid 1.9 percent in Q4-2016 (later revised to an increase of 2.1 percent). The Federal Reserve raised the fed funds rate by 0.25 percent on March 25, taking short-term rates to a range of 0.75 to 1.00 percent. During the same late March period, stocks retreated due in large part to the failure of the health care bill pushed hard by Speaker of the House Paul Ryan in partnership with the president. That setback cast doubts on other parts of the Trump legislative agenda.

Liberty All-Star® Growth Fund
Liberty All-Star Growth Fund performed well during the quarter. For the period, the Fund returned 9.00 percent with shares valued at net asset value (NAV) with dividends reinvested and 10.99 percent with shares valued at market price with dividends reinvested. (Fund returns are net of expenses.) As noted, returns for the S&P 500®, the DJIA and the NASDAQ were 6.07 percent, 5.19 percent and 10.13 percent, respectively. The Fund outperformed its primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, which returned 8.77 percent for the quarter.

First Quarter Report (Unaudited) | March 31, 2017	1

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fund shares valued at market price were helped in the first quarter by a modest narrowing of the discount at which Fund shares trade relative to NAV; during the period, Fund shares traded in a discount range of -10.4 percent to -13.3 percent relative to their underlying NAV.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.10 to shareholders during the quarter, up from $0.09 last quarter, bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $13.11 per share. The Fund’s distribution policy is a major component of the Fund's total return, and we continue to emphasize that shareholders should include these distributions when determining the return on their investment in the Fund.

Turning to Fund news, small cap growth manager Weatherbie Capital, LLC has been acquired by Alger Associates, Inc., the parent company of Fred Alger Management, Inc. Weatherbie Capital, which was founded in 1995, will continue under the leadership of Matthew Weatherbie and all key personnel will remain with the firm. This change of ownership requires shareholder approval and a special meeting will be convened on June 16 to tally the proxies voted by shareholders of record as of March 30.

We are pleased that markets have gotten off to a strong start in 2017, and further gratified that in this positive environment the Fund was able to outperform. As always, market performance is impossible to predict. Nevertheless, we remain confident that the Fund is well positioned as we move deeper into 2017 and, most importantly, well positioned to pursue its objective of being a high quality, all-cap growth equity holding for long-term investors.

Sincerely,

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter reflect the views of the President as of April 2017 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings

March 31, 2017 (Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017
1st Quarter	0.10
Total	$13.11

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

First Quarter Report (Unaudited) | March 31, 2017	3

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors

March 31, 2017 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Middleby Corp.	2.10%
FirstService Corp.	1.87
Signature Bank	1.78
IPG Photonics Corp.	1.74
Core Laboratories NV	1.63
MACOM Technology Solutions Holdings, Inc.	1.56
Salesforce.com, Inc.	1.49
Facebook, Inc., Class A	1.46
Paylocity Holding Corp.	1.45
Apple, Inc.	1.45
Visa, Inc., Class A	1.43
Stamps.com, Inc.	1.41
Amazon.com, Inc.	1.41
Insulet Corp.	1.40
NIKE, Inc., Class B	1.36
Red Hat, Inc.	1.35
Mondelez International, Inc., Class A	1.34
The Ultimate Software Group, Inc.	1.34
FleetCor Technologies, Inc.	1.32
Ecolab, Inc.	1.32
30.21%

Economic Sectors*	Percent of Net Assets
Information Technology	32.80%
Consumer Discretionary	18.13
Health Care	14.69
Industrials	13.96
Financials	7.14
Consumer Staples	4.52
Real Estate	3.64
Energy	2.21
Materials	2.15
Other Net Assets	0.76
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter

March 31, 2017 (Unaudited)

The following are the largest ($500,000) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the first quarter of 2017.

	Shares
Security Name	Purchases (Sales)	Held as of 3/31/17
Purchases
Fabrinet	27,500	27,500
Paylocity Holding Corp.	14,895	51,053
Pool Corp.	10,000	10,000

Sales
Amgen, Inc.	(5,642)	0
B/E Aerospace, Inc.	(20,000)	0
Cognex Corp.	(8,000)	15,000
Stamps.com, Inc.	(3,972)	16,185
VCA, Inc.	(15,000)	0

First Quarter Report (Unaudited) | March 31, 2017	5

Liberty All-Star® Growth Fund	Investment Managers/ Portfolio Characteristics

March 31, 2017 (Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 19 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of March 31, 2017 (Unaudited)

				Market Capitalization Spectrum
	RUSSELL GROWTH
	SMALLCAP INDEX	MIDCAP INDEX	LARGECAP INDEX	WEATHERBIE	CONGRESS SUSTAINABLE		TOTAL FUND
Number of Holdings	1,157	470	609	50	40	29	114*
Weighted Average Market Capitalization (billions)	$2.4	$14.3	$171.6	$2.8	$7.9	$128.6	$46.8
Average Five-Year Earnings Per Share Growth	13%	13%	13%	23%	18%	11%	16%
Average Five-Year Sales Per Share Growth	10%	10%	11%	13%	10%	13%	12%
Price/Earnings Ratio**	27x	26x	25x	35x	25x	32x	30x
Price/Book Value Ratio	3.9x	5.1x	5.7x	5.3x	5.1x	5.6x	5.3x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

As of March 31, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (99.24%)
CONSUMER DISCRETIONARY (18.13%)
Auto Components (1.10%)
Dorman Products, Inc.(a)	18,130	$1,489,017

Distributors (0.88%)
Pool Corp.	10,000	1,193,300

Diversified Consumer Services (0.43%)
Nord Anglia Education, Inc.(a)(b)	22,830	578,512

Hotels, Restaurants & Leisure (4.00%)
Chipotle Mexican Grill, Inc.(a)	3,498	1,558,429
Chuy's Holdings, Inc.(a)	18,791	559,972
Planet Fitness, Inc., Class A	40,901	788,162
Starbucks Corp.	27,866	1,627,096
Texas Roadhouse, Inc.	20,000	890,600
		5,424,259
Household Durables (0.28%)
GoPro, Inc., Class A(a)(b)	44,161	384,201

Internet & Direct Marketing Retail (3.89%)
Amazon.com, Inc.(a)	2,158	1,913,153
The Priceline Group, Inc.(a)	1,000	1,779,970
Wayfair, Inc., Class A(a)(b)	39,163	1,585,710
		5,278,833
Leisure Products (0.81%)
Hasbro, Inc.	11,000	1,098,020

Media (0.87%)
Scripps Networks Interactive, Inc., Class A	15,000	1,175,550

Multiline Retail (0.68%)
Ollie's Bargain Outlet Holdings, Inc.(a)(b)	27,592	924,332

Specialty Retail (2.40%)
Foot Locker, Inc.	15,000	1,122,150
Francesca's Holdings Corp.(a)	32,962	505,967
Lowe's Companies, Inc.	19,853	1,632,115
		3,260,232
Textiles, Apparel & Luxury Goods (2.79%)
Canada Goose Holdings, Inc.(a)	22,640	361,334
Carter's, Inc.	12,000	1,077,600
G‐III Apparel Group Ltd.(a)	23,000	503,470

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2017	7

Liberty All-Star® Growth Fund	Schedule of Investments

As of March 31, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
NIKE, Inc., Class B	33,231	$1,851,964
		3,794,368
CONSUMER STAPLES (4.52%)
Food & Staples Retailing (0.88%)
Whole Foods Market, Inc.	40,389	1,200,361

Food Products (1.89%)
The Hain Celestial Group, Inc.(a)	20,000	744,000
Mondelez International, Inc., Class A	42,243	1,819,828
		2,563,828
Household Products (1.75%)
Church & Dwight Co., Inc.	20,000	997,400
Colgate‐Palmolive Co.	18,832	1,378,314
		2,375,714
ENERGY (2.21%)
Energy Equipment & Services (2.21%)
Core Laboratories NV(b)	19,159	2,213,248
Schlumberger Ltd.	9,990	780,219
		2,993,467
FINANCIALS (7.14%)
Banks (2.40%)
Independent Bank Group, Inc.	13,098	842,201
Signature Bank(a)	16,309	2,420,093
		3,262,294
Capital Markets (3.54%)
FactSet Research Systems, Inc.	6,500	1,071,915
Financial Engines, Inc.(b)	4,655	202,725
Raymond James Financial, Inc.	18,500	1,410,810
State Street Corp.	17,066	1,358,625
Virtus Investment Partners, Inc.	7,151	757,291
		4,801,366
Insurance (0.16%)
Greenlight Capital Re Ltd., Class A(a)	9,554	211,143

Thrifts & Mortgage Finance (1.04%)
BofI Holding, Inc.(a)(b)	54,269	1,418,049

HEALTH CARE (14.69%)
Biotechnology (3.22%)
ACADIA Pharmaceuticals, Inc.(a)(b)	18,230	626,747
Portola Pharmaceuticals, Inc.(a)	33,730	1,321,879
Puma Biotechnology, Inc.(a)	14,136	525,859
Regeneron Pharmaceuticals, Inc.(a)	3,336	1,292,733

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

As of March 31, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Biotechnology (continued)
Ultragenyx Pharmaceutical, Inc.(a)	8,961	$607,377
		4,374,595
Health Care Equipment & Supplies (3.19%)
The Cooper Cos., Inc.	6,000	1,199,340
Insulet Corp.(a)	44,211	1,905,052
ResMed, Inc.	17,000	1,223,490
		4,327,882
Health Care Providers & Services (2.44%)
Diplomat Pharmacy, Inc.(a)(b)	13,183	210,269
Henry Schein, Inc.(a)	6,500	1,104,805
U.S. Physical Therapy, Inc.	13,466	879,330
UnitedHealth Group, Inc.	6,856	1,124,452
		3,318,856
Health Care Technology (2.15%)
Cerner Corp.(a)	26,482	1,558,466
Cotiviti Holdings, Inc.(a)	32,737	1,362,841
		2,921,307
Life Sciences Tools & Services (2.48%)
Cambrex Corp.(a)	20,000	1,101,000
Medpace Holdings, Inc.(a)	675	20,149
Mettler‐Toledo International, Inc.(a)	2,500	1,197,275
PAREXEL International Corp.(a)	16,500	1,041,315
		3,359,739
Pharmaceuticals (1.21%)
Aerie Pharmaceuticals, Inc.(a)	6,304	285,887
Novo Nordisk AS(c)	39,547	1,355,671
		1,641,558
INDUSTRIALS (13.96%)
Aerospace & Defense (0.89%)
HEICO Corp.	13,861	1,208,679

Air Freight & Logistics (0.95%)
XPO Logistics, Inc.(a)	27,074	1,296,574

Building Products (1.64%)
Lennox International, Inc.	7,000	1,171,100
Masco Corp.	31,000	1,053,690
		2,224,790
Commercial Services & Supplies (0.89%)
Cintas Corp.	9,500	1,202,130

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2017	9

Liberty All-Star® Growth Fund	Schedule of Investments

As of March 31, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Electrical Equipment (0.60%)
Acuity Brands, Inc.	4,000	$816,000

Machinery (3.03%)
Middleby Corp.(a)	20,886	2,849,895
Proto Labs, Inc.(a)	3,162	161,578
Snap‐on, Inc.	6,500	1,096,355
		4,107,828
Professional Services (2.85%)
The Advisory Board Co.(a)	11,453	536,001
Equifax, Inc.	8,500	1,162,290
Robert Half International, Inc.	24,000	1,171,920
WageWorks, Inc.(a)	13,838	1,000,487
		3,870,698
Road & Rail (1.77%)
J.B. Hunt Transport Services, Inc.	12,000	1,100,880
Kansas City Southern	15,250	1,307,840
		2,408,720
Trading Companies & Distributors (1.34%)
H&E Equipment Services, Inc.	29,298	718,387
SiteOne Landscape Supply, Inc.(a)	22,672	1,097,551
		1,815,938
INFORMATION TECHNOLOGY (32.80%)
Communications Equipment (0.94%)
F5 Networks, Inc.(a)	9,000	1,283,130

Electronic Equipment, Instruments & Components (3.51%)
Cognex Corp.	15,000	1,259,250
Fabrinet(a)	27,500	1,155,825
IPG Photonics Corp.(a)	19,518	2,355,822
		4,770,897
Internet Software & Services (5.93%)
2U, Inc.(a)	12,581	498,963
Alphabet, Inc., Class C(a)	1,615	1,339,739
Facebook, Inc., Class A(a)	13,949	1,981,455
GTT Communications, Inc.(a)	62,768	1,528,401
SPS Commerce, Inc.(a)	4,742	277,360
Stamps.com, Inc.(a)(b)	16,185	1,915,495
The Trade Desk, Inc., Class A(a)(b)	13,481	502,167
		8,043,580
IT Services (7.19%)
Alliance Data Systems Corp.	5,618	1,398,882
Automatic Data Processing, Inc.	15,169	1,553,154
EPAM Systems, Inc.(a)	11,746	887,058

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

As of March 31, 2017 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
IT Services (continued)
FleetCor Technologies, Inc.(a)	11,846	$1,793,839
Genpact Ltd.	45,000	1,114,200
Jack Henry & Associates, Inc.	11,500	1,070,650
Visa, Inc., Class A	21,793	1,936,744
		9,754,527
Semiconductors & Semiconductor Equipment (2.45%)
MACOM Technology Solutions Holdings, Inc.(a)	43,947	2,122,640
Monolithic Power Systems, Inc.	13,000	1,197,300
		3,319,940
Software (11.27%)
Ebix, Inc.(b)	23,166	1,418,918
Everbridge, Inc.(a)(b)	65,335	1,341,328
Globant SA(a)(b)	15,671	570,425
HubSpot, Inc.(a)	9,212	557,787
Manhattan Associates, Inc.(a)	15,000	780,750
Paylocity Holding Corp.(a)	51,053	1,972,177
RealPage, Inc.(a)	6,217	216,973
Red Hat, Inc.(a)	21,216	1,835,184
Salesforce.com, Inc.(a)	24,564	2,026,284
SAP SE(b)(c)	14,890	1,461,751
Synopsys, Inc.(a)	18,000	1,298,340
The Ultimate Software Group, Inc.(a)	9,301	1,815,648
		15,295,565
Technology Hardware, Storage & Peripherals (1.51%)
Apple, Inc.	13,674	1,964,407
Stratasys Ltd.(a)	4,469	91,570
		2,055,977
MATERIALS (2.15%)
Chemicals (2.15%)
Ecolab, Inc.	14,290	1,791,108
International Flavors & Fragrances, Inc.	8,500	1,126,505
		2,917,613
REAL ESTATE (3.64%)
Equity Real Estate Investment Trusts (1.77%)
Camden Property Trust	12,000	965,520
Equinix, Inc.	3,595	1,439,330
		2,404,850
Real Estate Management & Development (1.87%)
FirstService Corp.	42,125	2,540,138

TOTAL COMMON STOCKS (COST OF $101,965,208)		134,708,357

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2017	11

Liberty All-Star® Growth Fund	Schedule of Investments

As of March 31, 2017 (Unaudited)

	SHARES	MARKET VALUE
SHORT TERM INVESTMENTS (7.95%)
MONEY MARKET FUND (0.85%)
State Street Institutional U.S. Government Money Market Fund, 0.62%(d) (COST OF $1,147,241)	1,147,241	$1,147,241

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (7.10%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.75% (COST OF $9,643,827)	9,643,827	9,643,827

TOTAL SHORT TERM INVESTMENTS (COST OF $10,791,068)		10,791,068

TOTAL INVESTMENTS (107.19%) (COST OF $112,756,276)(e)		145,499,425

LIABILITIES IN EXCESS OF OTHER ASSETS (‐7.19%)		(9,765,990)

NET ASSETS (100.00%)		$135,733,435

NET ASSET VALUE PER SHARE (26,520,364 SHARES OUTSTANDING)		$5.12

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $11,733,501.
(c)	American Depositary Receipt.
(d)	Rate reflects seven-day effective yield on March 31, 2017.
(e)	Cost of investments for federal income tax purposes is $113,920,059.

Gross unrealized appreciation and depreciation at March 31, 2017 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$33,247,150
Gross unrealized depreciation	(1,667,784)
Net unrealized appreciation	$31,579,366

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

As of March 31, 2017 (Unaudited)

Security Valuation
Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over‐the‐counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio, a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a‐7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Directors (the "Board"). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Fund’s Valuation Committee, using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value  include,  but  are  not  limited  to:  single  issuer  events  such  as  corporate  actions, reorganizations,  mergers,  spin‐offs,  liquidations,  acquisitions  and  buyouts;  corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor”), Sub‐Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of March 31, 2017, the Fund held no securities that were fair valued.

Security Transactions
Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon  the  specific  identification  method  for  both  financial  statement  and  federal  income  tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex‐date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities
The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

First Quarter Report (Unaudited) | March 31, 2017	13

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

As of March 31, 2017 (Unaudited)

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the  Fund’s  Schedule  of  Investments.  Non‐cash  collateral,  in  the  form  of  securities  issued  or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re‐hypothecate these securities.

The following is a summary of the Fund’s securities lending agreement and related cash and non‐cash collateral received as of March 31, 2017:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Liberty All‐Star® Growth Fund	$11,733,501	$9,643,827	$2,338,668	$11,982,495

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements
The Fund discloses the classification of its fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained  from  sources  independent  of  the  reporting  entity.  Unobservable  inputs  reflect  the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity  securities  that  are  valued  based  on  unadjusted  quoted  prices  in  active  markets  are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in shares of registered investment companies are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

As of March 31, 2017 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2017:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$134,708,357	$–	$–	$134,708,357
Short Term Investment	1,147,241	–	–	1,147,241
Investments Purchased with Collateral from Securities Loaned	9,643,827	–	–	9,643,827
Total	$145,499,425	$–	$–	$145,499,425

*	See Schedule of Investments for industry classifications.

The Fund recognizes transfers between levels as of the end of the period. For the period ended March 31, 2017, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund  did  not  have  any  securities  which  used  significant  unobservable  inputs  (Level  3)  in determining fair value during the period.

Indemnification
In  the  normal  course  of  business,  the  Fund  enters  into  contracts  that  contain  a  variety  of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

First Quarter Report (Unaudited) | March 31, 2017	15

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

As of March 31, 2017 (Unaudited)

Maryland Statutes
By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two‐thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one‐tenth but less than one‐third, one‐third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Privacy Policy

(Unaudited)

This Privacy Policy Notice discloses the privacy policies of the Liberty All‐Star® Funds, which are advised by ALPS Advisors, Inc. and serviced by ALPS Fund Services, Inc. (the “Companies”). The Companies and the Funds are referred to herein collectively as “we” or “us.”

Protecting Your Privacy Is a Top Priority
We realize that our ability to offer superior products and services depends on the personal and financial  information  we  collect  from  you.  We  value  your  business  and  are  committed  to maintaining your trust. That is why we have made your privacy a top priority.

The Information We Have and Where We Get It
We collect information about you from a variety of sources, including:

•	Information we receive from you on applications or other forms, such as your name, address and phone number; your social security number; and your assets, income and other household information;
•	Information about your other transactions with us, our affiliates or others, such as your account balances and transactions history; and
•	Information from visitors to our websites provided through online forms, site visitorship data and online information‐collecting devices known as “cookies.”

We do not solicit personal or financial information from minors without written parental consent, nor do we knowingly market products and services to minors.

How We Use This Information
We may share all of the information we collect with the Companies as part of the ordinary course of providing financial products and services to you, for the purpose of offering you new products and services to address your financial needs, for product development purposes and as otherwise required or permitted by law.

To assist in our business dealings with you, we may also share this information with companies (other than the Companies) that perform services, including marketing services, on our behalf (such as vendors that package and mail our investor statements and marketing research firms that enhance our ability to market our products and services). We do not share your information with mailing list or direct marketing companies. Thus, the information you provide to us will not result in unwanted solicitations from third‐party marketers.

Finally, we may share this information with other entities outside of the Companies for the following purposes, including among others:

•	To respond to a subpoena or court order, judicial process or regulatory inquiry;
•	To report suspicious transactions to government agencies and law enforcement officials;
•	To protect against fraud;
•	To provide products and services with the consent or the direction of a customer; or
•	In connection with the proposed or actual sale or merger of all or a portion of a business or operating unit.

First Quarter Report (Unaudited) | March 31, 2017	17

Liberty All-Star® Growth Fund	Privacy Policy

(Unaudited)

Except as described above, and except for information we provide to nonaffiliated third parties as otherwise required or permitted by law, we do not share information about you with nonaffiliated third parties.

Security of Personal Financial Information
We restrict access to information about you to those employees we determine need to know that information  to  provide  products  and  services  to  you.  We  maintain  physical,  electronic  and procedural safeguards to protect this information.

If you provide information to us via our websites in order to view your account activity or conduct transactions, we use 128‐bit SSL encryption security with passwords to ensure a safe transmission of data between you and us. Information you provide is stored and transmitted in a secure environment, accessible only by a select group of people who are given a secure passcode to access the information.

We continuously assess new technology for protecting information and upgrade our systems where appropriate.

If You Have Any Questions or Concerns About This Privacy Policy Notice,  Please Write to Us at:
ALPS Advisors, Inc.
Attn: Compliance Department
1290 Broadway, Suite 1100
Denver, CO 80203

Former Customers
If,  for  whatever  reason,  our  customer  relationship  with  you  ends,  we  will  preserve  your information as necessary to comply with applicable laws. The measures we take to protect the privacy of customer information, as described in this Privacy Policy Notice, will continue to apply to you. We also will comply with more restrictive state laws to the extent they apply.

We reserve the right to change this Privacy Policy Notice, and any of the policies described herein, at any time. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

18	www.all-starfunds.com

Liberty All-Star® Growth Fund	Description of Lipper Benchmark And Market Indices

March 31, 2017 (Unaudited)

CBOE Volatility Index
A key measure of market expectations of near‐term volatility conveyed by S&P 500® stock index option prices.

Dow Jones Industrial Average
A price‐weighted measure of 30 U.S. blue‐chip companies.

Lipper Multi‐Cap Growth Mutual Fund Average
The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi‐Cap growth funds typically have above‐average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index
Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index
Measures the performance of those Russell 3000® companies with higher price‐to‐book‐ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Top 200® Growth Index
Measures the performance of those Russell Top 200® companies with higher price‐to‐book ratios and higher forecasted growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)
Measures the performance of those Russell 1000® companies with higher price‐to‐book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index
Measures the performance of those Russell Midcap® companies with higher price‐to‐book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)
Measures the performance of those Russell 2000® companies with higher price‐to‐book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Growth Benchmark
The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index
A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

First Quarter Report (Unaudited) | March 31, 2017	19

ALL STAR®
GROWTH FUND

ASG
LISTED
NYSE

**INVESTMENT ADVISOR**
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

**INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM**
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

**CUSTODIAN**
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

**INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR**
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842-3170
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

**LEGAL COUNSEL**
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

**DIRECTORS**
John A. Benning*
Thomas W. Brock*, Chairman
Edmund J. Burke
George R. Gaspari*
Dr. John J. Neuhauser*
Richard C. Rantzow*

**OFFICERS**
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
Andrew P. Meloni, Assistant Treasurer
Sareena Khwaja-Dixon, Secretary
Erin D. Nelson, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000786 11/30/2017

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate ALPS Portfolio Solutions  Distributor, Inc., a FINRA member.